Investor Fact Sheet

Overview

Common stock ticker	JNPC.ob
Price as of 11/28/07	$1.05
52-Week Range	$0.90-3.90
Shares Outstanding	5.6 million
Market Capitalization	$5.9 million

W Warrants	JNPCW.ob
Z Warrants	JNPCZ.ob
A Units	JNPCU.ob
B Units	JNPBU.ob

Juniper Content Corporation is a media and entertainment company focused on branded content services in high growth markets operating across multiple distribution channels.

Investment Summary

•	Focusing on branded content services in high growth markets across multiple distribution channels
•

Providing television programming services through ¡Sorpresa!, the nation’s first children’s cable television network broadcast exclusively in Spanish, third-party network origination services and third-party production services

•	Building on ¡Sorpresa!’s status in Hispanic children’s programming to secure a significant position in the expanding U.S. Hispanic Media Marketplace
•	Seeking to acquire niche content providers that offer significant market potential which allows us to expand our participation in the accelerating growth of digital media
•	Leveraging the skills of an accomplished management team and board with multi-platform media experience

Firestone at a Glance

•	Media and entertainment company focused on the high-growth Hispanic youth market
•	Established in 2003 and acquired by Juniper Content Corporation in January 2007
•	Owns and operates ¡Sorpresa!, the first in language children's television network and digital community for Hispanic youth
•	Three discrete revenue streams:
•	¡Sorpresa! Network
•	Network Operations
•	Production Services
•	Platform for launching other digital channels

Hispanic Market Facts

•	Fastest growing US segment [1]
•	44.3 million residents, 15% of population
•	1 in 4 are under 14 years of age
•	Advertising spending outpacing U.S. average[2]
•	Buying power growing 8.6% per year[3]
•	Ad market +12.1% 2005 vs. 5.7% average[2]
•	Spanish Language Advertising Underrepresented
•	2006 Hispanic purchasing power = 8.4%; Ad spend = 2.3%[3]
•	Hispanics under-indexed today: just 1.4% of ad dollars spent on 14.7% of population[2,4]
•	High Growth Market
[1]	U.S. Census July 2007
[2]	2005 Kagan Research, LLC
[3]	Selig Center for Economic Growth, The University of Georgia, June 2007
[4]	HispanTelligence US Hispanic Market, 2000-2007

Network – Expanding Distribution Opportunities

•	Offers a digital community for Hispanic 6 to 11 year-olds
•	Appeals to a broader 2 to 17 year-old demographic
•	Original and licensed culturally-relevant live action and animated programming 24/7
•	Co-production arrangement with CNN en Español

•	¡Sorpresa! has more than 954,000 cable television subscribers in 22 of top 25 Hispanic television markets
•	Affiliation agreements with top cable MSOs:

•	Programming is available on VOD basis through:

and through

that provides mobile Spanish language video services to

Subscriber Progression

Key Financial Results and Metrics*

	Q3:07	Q3:06
Sales	$628,273	$517,355
Net loss	$1,491,399	$608,470
	Nine Months Ended September 30,
	2007	2006
Sales	$1,833,705	$1,821,140
Net loss	$4,028,847	$1,917,964
*

For purposes of comparability, Non-GAAP combined results are shown – historical GAAP results are not comparable as Juniper Content and Firestone Communications’ merger took place on 1/19/07. For GAAP results please refer to SEC filings

Recent Announcements

•	¡Sorpresa! will refresh its branding on the network as well as its digital community in early 2008.
•	Enhanced ¡Sorpresa! lineup:
•	Renewed and lengthened agreement with CNN en Español to co-produce ¡Sorpresa! ’s signature children’s-focused weekend news segment, ¿Que Pasa?
•	Acquired exclusive exhibition rights to the animated movies “Enredos y Marañas” and “Navidad con Angel” featuring characters from the popular Mexican children's series “El Reto Burundis”
•	Launched Luz, Camara, ¡Sorpresa!, showcasing the finalists of the ¡Sorpresa! Youth Film Competition at the 2007 Hamptons International Film Festival
•	Expanded ¡Sorpresa! operating team with hiring of advertising sales, programming and affiliate sales and marketing personnel

Management Team and Board of Directors

Executive	Background
Stuart B. Rekant, Chairman & CEO of Juniper Content Corp., CEO of ¡Sorpresa!	30 years in media/entertainment: HBO, US News Prod, Winstar New Media
Leonard L. Firestone, President & COO of ¡Sorpresa!	Founder Firestone / ¡Sorpresa!, Allbritton Communications
Herbert J. Roberts, CFO	CBS, Helicon, Prudential Securities
Raymond Mason, Vice Chairman	Connemara Capital/Charter Group
John K. Billock, Director	Time Warner Cable, HBO
Bert A. Getz, Jr., Director	Globe Corporation, Wintrust Financial
Richard Intrator, Director	Philanthria, Paine Webber Inc.
Paul Kramer, CPA, Director	Kramer & Love, Ernst & Young

Juniper Content’s Strategy – Leverage Existing Platform for Growth

•	Build on ¡Sorpresa!’s status in Hispanic children’s programming to secure a significant position in the expanding U.S. Hispanic Media Marketplace
•	Secure DBS carriage and expand digital cable penetration
•	Diversify brand into original programming, licensing and merchandising
•	Position ¡Sorpresa!’s online digital community as a leading destination for Hispanic youth
•	Increase sales capability to serve major national advertisers
•	Acquire content providers in other high-growth niches to broaden participation in the accelerating growth of digital media in the general media marketplace
•	Expand operations and infrastructure through acquisitions of other media and entertainment businesses that offer significant market potential

Investor Relations:	Lippert/Heilshorn & Associates	Public Relations:	Tovar Public Relations
	Keith Lippert, Carolyn M. Capaccio, CFA		Dora O. Tovar
	(212) 838-3777 (New York, NY)		(817) 467-5759 (Dallas, TX)